MRC Global

100 YEARS 1921 2021





4Q 2020 Investor Conference Presentation

February 11, 2021

Andrew Lane
President & CEO

Kelly Youngblood
Executive Vice President & CFO



We Make Energy Flow.

Forward Looking Statements & Non-GAAP Disclaimer

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross profit, adjusted gross profit percentage, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated February 11, 2021.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at **www.sec.gov** and on the company's website, **www.mrcglobal.com**. Our filings and other important information are also available on the Investor Relations page of our website at **www.mrcglobal.com**.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Statement Regarding Use of Non-GAAP Measures:

The Non-GAAP financial measures contained in this presentation (adjusted EBITDA and adjusted gross profit, adjusted net income, adjusted diluted EPS, adjusted SG&A, free cash flow and free cash flow after dividends) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income, gross profit or cash from operations. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

MRC Global is a Leader in PVF Distribution – An Infrastructure Company

Largest Pipe, Valves & Fittings (PVF) Distributor – 2020 Sales of $2.6B

Industrial Distributor with Diversified Business Mix

- Counter-cyclical cash flow generation & strong balance sheet
- Cash flow generation in modest growth periods
- Balanced portfolio across gas utilities, downstream & industrial, upstream production & midstream pipeline sectors
- Product mix focused on higher margin offerings

Key Role in Global Supply Chains of Energy Companies

- Create value for both customers & suppliers
- Closely integrated into customer supply chains
- Broad footprint with approximately 230 service locations in 17 countries
- Premier quality program, material sourcing & customer service

Balanced Approach to Capital Allocation

- Strong balance sheet with financial flexibility through the cycle

Revenue by Industry Sector



Gas Utilities 33%
Commodity price independent



Downstream & Industrial 31%
2/3rd less commodity price dependent



Upstream Production 23%



Midstream Pipeline 13%

Note: For the twelve months ended December 31, 2020

Compelling Investment Opportunity

World-class Management Team with Significant Distribution & Energy Experience

- **Market leader** in PVF distribution, serving **critical function** to the energy industry
- **Diversified** across sectors, regions & customers – **approximately half** of business **independent** of energy prices
- **Counter-cyclical** cash flow and **strong** balance sheet
- Differentiated global platform creates **customer value**
- **Organic growth** potential via market share **gains** from expanded multi-year MRO contracts & **long-term secular growth** from global energy demand
- **Proven history** of driving continuous productivity improvements
- Industry consolidator with **proven success** in acquiring & integrating businesses





2020 Accomplishments & Key Corporate Goals

Creating Sustainable Shareholder Value Through the Cycle

2020 Accomplishments

- Preserved and grew market share, maintaining our position as the **#1** PVF distributor to the energy industry
- Achieved **19.7%** adjusted gross margins, despite market headwinds (new company record)
- Valve related revenues represented **40%** of total company revenue
- Streamlined cost structure reducing operating costs by **$113 million** in **2020**, positioning the company well for impending recovery
- E-Commerce based sales represent **35%** of company revenue & **42%** of North America revenue
- Generated **$261 million** in cash from operations and reduced net debt position by **49%** - leverage ratio of **2.7X**
- **$119 million** cash balance, **$0** ABL balance and **$551 million** of liquidity exiting **2020**

Goals 2021 - 2023

- Further end market diversification in less commodity price dependent businesses
- Gross margin strategy to yield consistent **20+%** margins
- Higher incremental margins due to structural cost reductions – EBITDA margins targeted to return to upper single-digits
- Valve-centric growth strategy with goal to represent **45%** of total company revenues
- Gas Utility sector targeted to exceed **$1 billion** in revenue
- E-commerce based sales with goal to represent **50%** of total company revenues
- Continued debt reduction and strengthening of balance sheet
- Evaluate accretive M&A opportunities while maintaining financial discipline and strong balance sheet metrics

Global Footprint

Strategically Located in Key Geographies to Deliver Solutions to Customers

NORTH AMERICA	
Branches	94
RDCs	7
VECs	13
Countries	2
Employees	1,928

INTERNATIONAL	
Branches	22
RDCs	6
VECs	12
Countries	15
Employees	702


CANADA
Nisku, AB
Munster, IN
Pittsburgh, PA
Cheyenne, WY
USA
Bakersfield, CA
Odessa, TX
Houston, TX
Stavanger, NO
NORDIC
Rotterdam, NL
Bradford, UK
EUROPE
Dubai, UAE
MIDDLE EAST / CASPIAN
ASIA PACIFIC
Singapore
Perth, WA

GLOBAL	
Branches	116
RDCs	13
VECs	25
Countries	17
Employees	2,630

GLOBAL

as of December 31, 2020

- Valve & Engineering Center (VEC)
- Regional Distribution Center (RDC)
- Branch Location (BR)
- Headquarters (HQ)
- Corporate Office

MRC Global is a Critical Link Between Its Customers & Suppliers


Valves
Gas Products
Pipe, Fittings, Flanges and Other
SUPPLIERS
MRC Global
IOCs
Gas Utilities
CUSTOMERS
Downstream
Upstream
Midstream Pipeline

Supplier Value Proposition

- ✓ Manufacturing and scale efficiencies
- ✓ Leverage MRC Global's footprint
- ✓ Access to approximately 12,000 customers
- ✓ Lead suppliers through the quality process

Customer Value Proposition

- ✓ Outsource non-core supply chain and logistics functions
- ✓ Reduce supply chain complexity
- ✓ Savings from volume purchasing and global sourcing, 40+ countries
- ✓ Product availability - access to MRC Global's broad inventory with approximately 10,000 suppliers
- ✓ Approve new suppliers through rigorous quality program

Long-Term End Market Growth Opportunities

Gas Utilities



- Gas utilities are investing in multi-year infrastructure modernization programs to upgrade old, lower pressure distribution systems and pipes, including steel & cast iron; enhancing the safety & integrity of the systems
- Continued commercial & residential infrastructure expansion

Downstream & Industrial



- Plant spending & upgrades are being driven by aging infrastructure & regulatory mandates, large & low-cost supply of hydrocarbon resources
- Increasing global demand for plastics & low cost, stable feedstock drives petrochemical investment particularly along the U.S. Gulf Coast

Upstream Production



- Capitalizing on oil & gas demand while recognizing the early stages of global energy transition & market consolidation
- Steep shale decline curves & manufacturing approach to shale drilling result in increasing well completions & facilities

Midstream Pipeline



- The demand for energy results in increased need for takeaway capacity and processing by transmission & gathering companies, including transportation to growing export terminals
- Aging pipeline infrastructure in the U.S. requires annual integrity investment

Well Positioned Through Cycle

Diversified by Region, Industry Sector & Product Line


REVENUE BY
INDUSTRY SECTOR
23%
Upstream Production
33%
Gas Utilities
13%
Midstream Pipeline
31%
Downstream & Industrial
11% Industrial
20% Chemicals & Refining


REVENUE BY
REGION
16%
International
5%
Canada
79%
United States


REVENUE BY
PRODUCT LINE
5%
Stainless Steel & Alloy Pipe, Fittings & Flanges
10%
General Products
20%
Gas Products
25%
Carbon Steel Pipe, Fittings & Flanges
40%
Valve, Automation, Measurement & Instrumentation

Note: For the twelve months ended December 31, 2020

Gas Utilities

Providing Gas Products to Regulated Gas Utility Customers

- Business drivers:
  - Multi-year pipeline integrity projects & enhancement projects
  - New & upgrade residential & commercial installations
  - **Independent of commodity prices**
- Characteristics:
  - Relatively stable, steady growth
  - Largest provider of products & services to U.S. Gas Utilities
  - Contracts with **9** of the top **10** and **18** of the top **25** largest gas utilities in the U.S., including:
    - Atmos
    - NiSource
    - Duke
    - CenterPoint
    - PG&E
    - Southern Company Gas
    - Dominion
  - Strong customer relationships – average **19** years under continuous contract

Growth

- Expect a **$1 billion** revenue base within **2** years
- Growth from customers' multi-year integrity projects under a guaranteed rate of return model as well as new market shares gains
- Customers' capex budgets typically grow about **5-7%** per year




$ millions
CAGR ~10%
$310
$832
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Downstream & Industrial

Providing PVF to Refining, Chemical & Industrial Customers

- **Refining:**
  - Recurring MRO revenue from planned & unplanned maintenance
  - Provide on-location "zone store" inventory
  - Contracts with all the **10** largest refiners in the U.S., including:
    - Marathon Petroleum Company
    - Shell
    - Chevron
    - ExxonMobil
    - Valero
    - Phillips 66

- **Chemical & Industrial:**
  - Recurring MRO revenue from planned & unplanned maintenance
  - Distribute to a broad range of industrials including mining, power, pulp & paper, & OEMs (original equipment manufacturers).
  - Low gas prices provide stable, advantaged feedstock for plastics
  - **Customer budgets less oil & gas price dependent**
  - Petrochemical customers include:
    - Chemours
    - Westlake Chemicals
    - LyondellBasell
    - CP Chem





Upstream Production

Providing Completion Infrastructure to E&P Operators

- Provide well hook-ups via on-site product trailers, above-ground infrastructure PVF products for flow lines & tank batteries
- Walk-in counter sales at strategically located branches in active oil & gas production areas
- Primary drivers are customers' capital budgets for well completions & production tank battery upgrades & expansions
- Located in all major basins - revenue follows basin market activity levels
- Serve exploration & production (E&P) operators, including:
  - Chevron
  - Shell
  - ConocoPhillips
  - Canadian Natural Resources
  - Equinor
  - BP
  - California Resources Corporation





Midstream Pipeline

Providing PVF to Pipeline Infrastructure Customers

- **Transmission & Gathering:**
  - Provide PVF to midstream gathering and processing customers
  - Provide PVF bulks & shorts and logistical services to long-haul transmission customers
  - Benefit from modernization projects replacing older pipelines
  - Customers include:
    - TC Energy
    - Enterprise Products
    - Marathon Petroleum
    - Williams Partners
    - Oneok
    - Enbridge
    - DCP Midstream





Long-term Strategy

Creating Sustainable Shareholder Value Through the Cycle

Grow Market Share

- Provide **superior customer service** & **cost-saving** supply chain solutions
- Focus on blue chip customers who demand **value-added service & technical expertise**
- Provide **multi-channel engagement** to capture buying

Maximize Profitability

- Focus on **higher margin** products, end-markets & sales strategies
- **Leverage** scale & global supply chain
- **Expand offering** of value-added services to capture enhanced margin
- Focus on **controlling costs & operating leverage**
- Grow E-commerce business to **expand market leadership**, while **lowering costs**

Maximize Working Capital Efficiency

- **Reduce** cash conversion cycle
- **Optimize** inventory to **maximize** turnover & margin
- Continual operational **efficiency improvements**

Optimize Capital Structure

- **Optimize** capital structure with **financial flexibility** throughout the cycle

E-Commerce Platform Capabilities Increase Efficiencies

Vision…to create an end-to-end digital supply that connects MRC Global to its customers and vendors at every touch point

Grow Digital Sales Channel

Grow digital adoption with existing customers

Market our digital capabilities

Customer Experience

Differentiated digital capabilities and **superior customer experience** that increase loyalty and "ease of doing business"

Lower Cost to Serve

Enable **lower cost to serve** via online channel with **centralized service.**

Reduce high cost – low profitability branch transactions

Digital Supply Chain Integration

Increase digital connections across the PVF supply chain by integrating with manufacturers and other vendors

MRCGO™ MRC GLOBAL ONLINE

Investing in E-Commerce Technology
Long-Term Growth & Efficiency

- E-Commerce based revenue expected to increase to **50%** of revenue by 2023
- Targeting smaller, transactional customers to lower the cost to serve – initial savings of **$5 - $10 million** expected by **2022**
- **4Q20** e-commerce revenue was **39%** of global & **48%** of North America revenue
- Gas utilities are **62%** of e-commerce revenue in **2020**
- **2020** results:
  - **$902 million** of revenue generated through MRCGO™/ e-commerce
  - **355** customers



51% of the **top 36** North American customers' TTM revenue or approximately **$729 million** was transacted through MRCGO (e.g., all digital sales including catalog, EDI)

% of Global Revenue Generated via E-Commerce


19%
29%
30%
27%
28%
35%
2015
2016
2017
2018
2019
2020

MRC Global's Valve Growth Strategy

Valve-Centric Growth Strategy Provides Higher Margins

U.S. Oil & Gas Valve Sales were $5.2B[1] ($2.6B through distribution)

- $2.2B Upstream & Midstream
- $3.0B Downstream

MRC Global is #1 in U.S. Distributed Energy Valves

- Holder of 3 global, multi-year, valve contracts with IOCs:
  - Shell
  - Chevron
  - ExxonMobil

Valve, Automation, Measurement & Instrumentation (VAMI) Revenue

- VAMI is 40% of MRC Global's total sales in 2020
- Expected to be 45% of total revenue in 2023

Higher Margins

- Highly technical, complex & long lead-time global supply chain
- Value-added services
- Modifications


10%
Gas Utilities
28%
Upstream
Production
2020
VAMI
SALES
15%
Midstream
Pipeline
47%
Downstream
& Industrial



1. Source: Valve World Americas, "Market Report", September 30, 2019. Sum of Chemical, Oil & Gas and Refining.

Market Penetration – Valve Engineering & Modification

Investment in Value-Added Valve Modification Capabilities

Valve Engineering & Modification Center at Houston Operations Complex In-House Capabilities:

- Pipe pup transitions, stem extensions, coatings
- Differential thermal relief systems
- Modification services
- Testing services (e.g., hydro testing, weld x-rays)
- Documentation packages
- Fast track actuation

Market Penetration Opportunity

- Midstream pipelines valves
- Gas utilities valves
- Expected to double revenue to **$100 million** by 2023

Higher Margins

- Value-added services
- Supports strategic objective to maximize profitability



Maximizing Profitability & Working Capital Efficiency

Product Margin Enhancement

- Investment in higher margin products & services:
  - VAMI services - Valve actuation/automation, modification, engineered solutions, traceability, testing, ValidTorque™
  - Expanded La Porte - 127,000 ft² valve engineering & modification center in 2019
- Reduction of lower margin products and projects

Working Capital Management

- 2020 Target – 19.5%–19.9% net working capital to sales ratio
- 2020 Result – 17.5% significantly exceeding the target & setting a new company record
- Investments in working capital are weighted to higher margin products
- Initiatives to increase efficiency underway (e.g., consolidating inventory in RDCs for better deployment)

Actively Managing Costs

- SG&A, adjusted:
  - $36 million lower in 4Q20 vs 4Q19 and $113 million lower in 2020 vs 2019
- Actions taken to reduce SG&A in 2020 - ~66% structural
  - Closed & consolidated facilities
  - Voluntary retirement & involuntary reduction in force
  - Hiring and pay freezes
  - Indefinite suspension of 401K matching
  - For eligible executives & employees, a reduction in short & long-term incentives
  - Furloughs in all operations

Portfolio Optimization


Adjusted Gross Margin[1]
18.7%
19.7%
2016
2020

Optimizing Net Working Capital[2]


20.4%
19.1%
17.5%
2018
2019
2020

Actively Managing SG&A, Adjusted[1] Costs


$ millions
$132
$96
4Q19
4Q20

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis.

Strategic Capital Decisions Support Growth

Well-Positioned Balance Sheet

- Advantageous debt agreements with favorable terms, low interest rate and maturities 2022+
- Liquidity of $551 million at 12/31/20 – sufficient to support business strategy

Capital Deployment Opportunities

- Debt reduction prioritized in near-term
  - Reduced debt $168M YTD & $26M in 4Q
  - Repurchased $3M of Term Loan B at a 23% discount in 1Q
- E-commerce investments to drive cost efficiencies & share gains
- Returned $375 million of cash to shareholders from 2015 to 2019
  - Repurchased 24.2 million shares at an average price of $15.48 per share

Strong Operating Cash Flow Generation

- CFFO annual average is $205 million from 2012 to 2020
- Counter-cyclical cash flow generation
- Business consumes/releases 18%-20% of working capital per change in sales, on average


25%
Share Repurchases
22%
M&A
2013 –2020[1]
USE OF CASH FLOW
13%
CAPEX
40%
Net Financing & Other

Cumulative Annual Cash Flow from Operations


$1.9 billion CFFO generated through the cycle
$240
$564
$458
$1,148
$1,401
$1,353
$1,342
$1,584
$1,845
2012
2013
2014
2015
2016
2017
2018
2019
2020

1. Investing and Financing cash flows from 2013 through 2020. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases.

Committed to Long-Term Sustainability

Environmental

- Pollution control – our products function to prevent hydrocarbon and chemical leaks – among other products, we provide low-e valve solutions to reduce fugitive waste emissions
- Committed to conservation, energy efficiency and safety
- Continually improving our environmental performance through increased efficiencies in our supply chain, including fewer transportation moves

Social Responsibility

- Strong safety culture
- Support the communities where we live and work
- Committed to ongoing stakeholder engagement

Governance

- Adopted SASB reporting standards
- Executive compensation tied to safety metric
- ESG Management Committee reports to Governance Committee


OUR SUSTAINABILITY APPROACH
SOCIAL RESPONSIBILITY
Supply chain management
Community involvement & human rights
Health, Safety and Employee Engagement
Corporate governance
Environmental performance
Managing the risks of climate change
Sustainability
ENVIRONMENTAL
GOVERNANCE

MRC Global's ESG Commitment

Committed to responsibly operating and long-term sustainability

Safety Performance

- 2020 TRIR and LWDR were the best recorded safety performance in the company's history
- 2020: Top Quartile Safety Performance in a National Association Wholesaler-Distributors Survey (compared to last results in 2019 survey)

Sustainable Environment

- 94% of 2020 valve sales from inventory are "Low-E" valves, preventing fugitive emissions of methane & other greenhouse gases
- Reduced North American Scope 1 emissions by approx. 44% from 2013 to 2020
- Produced less waste and increased U.S. recycling diversion by 3% in 2020 (12%) from 2019 (9%)

Supplier Quality Process (Processes, Policies & Audits)

- Increase ethical behavior in our supply chain
- Avoid improper labor practices
- Encourage sustainability

Diversity and Inclusion

- 33% of Board of Directors from Diversity Groups
- Women make up 45% of global corporate employees


MRC Global
2020
ENVIRONMENTAL,
SOCIAL RESPONSIBILITY
AND CORPORATE
GOVERNANCE REPORT
MRC Global

For more information:

Governance- Proxy:
Proxy Statement for our 2020 Annual Meeting of Stockholders

ESG Reports:
2020 Environmental, Social Responsibility & Corporate Governance Report

ESG Policies: Corporate Social Responsibility

Community Engagement Community Involvement

Quarterly & Financial Performance YTD *($ millions, except per share data)*

SALES


$766
$585
$579
$3,662
$2,560
4Q 19
3Q 20
4Q 20
2019
2020

ADJUSTED GROSS PROFIT & % MARGIN[1]


$151
$115
$114
$719
$504
19.7%
19.7%
19.7%
19.6%
19.7%
4Q 19
3Q 20
4Q 20
2019
2020

ADJUSTED EBITDA & % MARGIN[1]


$23
$24
$22
$201
$97
3.0%
4.1%
3.8%
5.5%
3.8%
4Q19
3Q20
4Q20
2019
2020

ADJUSTED DILUTED EPS[1]


$0.36
$(0.21)
$(0.10)
$(0.05)
$(0.24)
4Q19
3Q20
4Q20
2019
2020

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$551
$409
$383
4Q 19
3Q 20
4Q 20

Net Leverage[1]:		
2.6x	3.8x	2.7x

CAPITAL STRUCTURE

December 31, 2020	
Cash and Cash Equivalents	**$119**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 383
Global ABL Facility due 2022	-
Total Debt	$ 383
Preferred stock	355
Common stockholders' equity	350
Total Capitalization	**$ 1,088**
Liquidity	**$ 551**

CASH FLOW FROM OPERATIONS


$108
$94
$83
$242
$261
4Q19
3Q20
4Q20
2019
2020

RETURN ON AVERAGE NET CAPITAL EMPLOYED[2]


8.2%
8.1%
7.2%
-12.8%
-3.6%
4.4%
6.2%
4.3%
-19.1%
2012
2013
2014
2015
2016
2017
2018
2019
2020

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Return on average net capital employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity). Calculated with GAAP figures.

APPENDIX

APPENDIX

Customer Contract Wins & Renewals

Strong Record Yields Growth Opportunities

1. **Renew Existing & Obtain New MRO Contract Customers**
   - Approximately 56% of sales are from our top 25 customers[1]
2. **Expand Global Chemical & Valve Businesses**
   - Target – Percent of total revenue from valves, automation, measurement and instrumentation: Target - 45% in 2023 (2020 = 40%)
3. **Continue to Expand Integrated Supply Business**
   - 33% of total revenue[1]
4. **Diversified Customer Base**
   - Serve 200+ fabrication customers

Fabrication Customer Revenue (millions)


$314
$329
$395
$381
$242
2016
2017
2018
2019
2020

Selected Recent Contract Awards & Renewals

Customer	Type/ Scope	Products	Geography
LyondellBasell	Renewal	PVF	U.S.
Albemarle	Renewal	PVF	U.S.
PG&E	Renewal	Gas products	U.S.
Dominion	Renewal with expanded scope	Gas products	U.S.
TECO	Renewal	Gas Products	U.S.
Ameren	New	Gas products	U.S.
Noble Midstream	New	Valves, Fittings and Flanges	U.S.
Eversource	Renewal with expanded scope	Gas products	U.S.
Total	New	Valves	Europe & West Africa
INEOS	Renewal	PVF	U.S.
Chevron – Canada	New	Integrated Supply	Canada
SoCal Gas	New	PFF	U.S.
CenterPoint	New	Integrated Supply	U.S.
Oneok	New	Valves	U.S.
ConocoPhillips	Renewal	PVF	N.A.
Chevron-TCO MRO	Renewal	Valves	KZ
Atmos	Renewal	Integrated Supply	U.S.
People's Gas	Renewal	PVF	U.S.

1. For the twelve months ended December 31, 2020

APPENDIX

Capital Structure & Liquidity Support Growth

Credit Agreements (ABL & Team Loan)

- Global ABL matures in September **2022** and Term Loan B matures in September **2024**
- Term Loan B has **1%** per year amortization, paid quarterly
- Term Loan B requires repayment in form of annual excess cash flow sweep based on leverage ratio (**25 - 50%** of annual "Excess Cash Flow")

Financial Maintenance Covenants

- Both the ABL & Term Loan B have no financial maintenance covenant restrictions
- In the ABL, a springing covenant is triggered if "Excess Availability" is less than the greater of **10%** of the "Line Cap" or **$60 million**, then a "Fixed Charge Coverage Ratio" of **1.0:1.0** is required.
  - "Excess Availability" is approximately **$432 million**
  - "Fixed Charge Coverage Ratio" was **1.38** at **Dec. 31, 2020**
- The ABL & Term Loan B contain customary restrictive covenants based on leverage metrics that limit our ability to make investments, prepay certain indebtedness, grant liens, incur additional indebtedness, sell assets, make fundamental changes, enter into transactions with affiliates and pay dividends.

Liquidity & Debt Waterfall (millions)


$55
$432
$119
$383
Debt
Revolver
Cash
Available Liquidity
2024

APPENDIX

Annual Financial Performance *($ millions, except per share data)*

SALES


$5,571
$5,231
$5,933
$4,529
$3,041
$3,646
$4,172
$3,662
$2,560
2012 2013 2014 2015 2016 2017 2018 2019 2020
Y-o-Y Growth (6%) 13% (24%) (33%) 20% 14% (12%) (30%)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$1,058
$1,009
$1,120
$814
$568
$683
$819
$719
$504
19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7%
2012 2013 2014 2015 2016 2017 2018 2019 2020
Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%)

ADJUSTED EBITDA & % MARGIN[1]


$463
$386
$424
$235
$75
$179
$280
$201
8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8%
2012 2013 2014 2015 2016 2017 2018 2019 2020
Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%)

ADJUSTED DILUTED EPS[1]


$1.87
$1.46
$1.65
$0.42
$(0.67)
$0.22
$1.10
$0.36
$(0.24)
2012 2013 2014 2015 2016 2017 2018 2019 2020
Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

APPENDIX

Balance Sheet *($ millions)*

TOTAL DEBT


$1,245
$978
$1,447
$519
$414
$526
$684
$551
$383
2012
2013
2014
2015
2016
2017
2018
2019
2020

Net Leverage[1]:

2012	2013	2014	2015	2016	2017	2018	2019	2020
2.6x	2.5x	3.4x	1.9x	4.0x	2.7x	2.3x	2.6x	2.7x

CAPITAL STRUCTURE

December 31, 2020	
Cash and Cash Equivalents	**$ 119**
Total Debt (including current portion):	
Term Loan B due 2024 (net of discount & deferred financing costs)	$ 383
Global ABL Facility due 2022	-
Total Debt	$ 383
Preferred stock	355
Common stockholders' equity	350
Total Capitalization	**$ 1,088**
Liquidity	**$ 551**

CASH FLOW FROM OPERATIONS


$240
$324
$(106)
$690
$253
$(48)
$(11)
$242
$261
2012
2013
2014
2015
2016
2017
2018
2019
2020

NET WORKING CAPITAL AS % OF SALES[2]


20.9%
20.2%
24.9%
19.7%
18.9%
19.4%
20.4%
19.1%
17.5%
2012
2013
2014
2015
2016
2017
2018
2019
2020

1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
2. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis.

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED			YEAR ENDED DECEMBER 31								
	Dec 31, 2020	Sept. 30, 2020	Dec. 30, 2019	2020	2019	2018	2017	2016	2015	2014	2013	2012
Gross profit	$ 90	$ 114	$ 131	$ 431	$ 653	$ 689	$ 582	$ 468	$ 786	$ 1,018	$ 955	$ 1,014
Depreciation and amortization	5	5	5	20	21	23	22	22	21	22	22	19
Amortization of intangibles	6	7	9	26	42	45	45	47	60	68	52	49
(Decrease) increase in LIFO reserve	1	(11)	1	(19)	(2)	62	28	(14)	(53)	12	(20)	(24)
Inventory charges and other	12	-	5	46	5	-	6	45	-	-	-	-
Adjusted Gross Profit	$ 114	$ 115	$ 151	$ 504	$ 719	$ 819	$ 683	$ 568	$ 814	$ 1,120	$ 1,009	$ 1,058

Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated February 11, 2021.

APPENDIX

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED	
	Dec. 31, 2020	Dec. 31, 2019
SG&A	**$ 97**	**$ 141**
Severance and restructuring	(2)	(4)
Facility Closures	1	-
Supplier bad debt	-	(5)
Adjusted SG&A	**$ 96**	**$ 132**

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated February 11, 2021.

APPENDIX

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED			YEAR ENDED DECEMBER 31								
	Dec. 31, 2020	Sept. 30, 2020	Dec. 31, 2019	2020	2019	2018	2017	2016	2015	2014	2013	2012
Net income (loss)	**$ (5)**	**$ 3**	**$ (24)**	**$ (274)**	**$ 39**	**$ 74**	**$ 50**	**$ (83)**	**$ (331)**	**$ 144**	**$ 152**	**$ 118**
Income tax expense (benefit)	(2)	5	5	(9)	27	21	(43)	(8)	(11)	82	85	64
Interest expense	6	7	9	28	40	38	31	35	48	62	61	113
Depreciation and amortization	5	5	5	20	21	23	22	22	21	22	22	19
Amortization of intangibles	6	7	9	26	42	45	45	47	60	68	52	49
Increase (decrease) in LIFO reserve	1	(11)	1	(19)	(2)	62	28	(14)	(53)	12	(20)	(24)
Equity-based compensation expense	4	3	4	12	16	14	16	12	10	9	15	8
Foreign currency losses (gains)	(1)	2	-	2	(1)	(1)	(2)	4	3	3	13	(1)
Goodwill & intangible asset impairment	-	-	-	242	-	-	-	-	462	-	-	-
Inventory-related charges	12	-	5	46	5	-	6	40	-	-	-	-
Facility closures	(1)	-	-	17	-	-	-	-	-	-	-	-
Severance & restructuring charges	2	5	4	14	9	4	14	20	14	8	1	-
Gain on sale of leaseback	(5)	-	-	(5)	-	-	-	-	-	-	-	-
Recovery of supplier bad debt & Supplier bad debt	-	(2)	5	(2)	5	-	-	-	-	-	-	-
(Gain) loss on early extinguishment of debt	-	-	-	(1)	-	-	-	-	-	-	-	114
Write off of debt issuance costs	-	-	-	-	-	1	8	1	3	-	-	-
Litigation matter	-	-	-	-	-	-	3	-	3	-	-	-
Change in fair value of derivative instruments	-	-	-	-	-	(1)	1	(1)	1	1	(5)	(2)
Loss on disposition of non-core product line	-	-	-	-	-	-	-	-	5	10	-	-
Insurance charge	-	-	-	-	-	-	-	-	-	-	2	-
Cancellation of executive employment agreement (cash portion)	-	-	-	-	-	-	-	-	-	3	-	-
Expenses associated with refinancing	-	-	-	-	-	-	-	-	-	-	5	2
Pension settlement	-	-	-	-	-	-	-	-	-	-	-	4
Other expense (income)	-	-	-	-	-	-	-	-	-	-	3	(1)
Adjusted EBITDA	**$ 22**	**$ 24**	**$ 23**	**$ 97**	**$ 201**	**$ 280**	**$ 179**	**$ 75**	**$ 235**	**$ 424**	**$ 386**	**$ 463**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated February 11, 2021.

APPENDIX

Adjusted Net Income Reconciliation

	THREE MONTHS ENDED					
	Dec. 31, 2020		Sept. 30, 2020		Dec. 31, 2019	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (11)**	**$ (0.13)**	**$ (3)**	**$ (0.04)**	**$ (30)**	**$ (0.37)**
Inventory-related charges, net of tax	9	0.11	-	-	5	0.06
Facility closures, net of tax	(1)	(0.01)	-	-	-	-
Severance and restructuring, net of tax	2	0.02	5	0.06	3	0.04
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	(2)	(0.02)	5	0.06
Gain on sale leaseback	(4)	(0.05)	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	1	0.01	(8)	(0.10)	-	-
Adjusted net (loss) income attributable to common stockholders	**$ (4)**	**$ (0.05)**	**$ (8)**	**$ (0.10)**	**$ (17)**	**$ (0.21)**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 11, 2021.

APPENDIX

Adjusted Net Income Reconciliation

($ millions)	2020 Amount	2020 Per Share	2019 Amount	2019 Per Share	2018 Amount	2018 Per Share	2017 Amount	2017 Per Share	2016 Amount	2016 Per Share	2015 Amount	2015 Per Share	2014 Amount	2014 Per Share	2013 Amount	2013 Per Share	2012 Amount	2012 Per Share
Net income (loss) attributable to common stockholders	$ (298)	$ (3.63)	$ 15	$ 0.18	$ 50	$ 0.54	$ 26	$ 0.27	$ (107)	$ (1.10)	$ (344)	$ (3.38)	$ 144	$ 1.40	$ 152	$ 1.48	$ 118	$ 1.22
Goodwill and intangible asset impairment, net of tax	234	2.85	-	-	-	-	-	-	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	38	0.46	5	0.06	-	-	6	0.06	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	12	0.15	7	0.08	3	0.03	14	0.15	17	0.17	11	0.11	6	0.06	-	-	-	-
Recovery of supplier bad debt and supplier bad debt, net of tax	(2)	(0.02)	5	0.06	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	74	0.76
Facility closures, net of tax	15	0.18	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale leaseback	(4)	(0.05)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	2	0.02	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	-	-	-	-	1	0.01	5	0.05	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	-	-	-	-	-	-	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	(50)	(0.52)	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	3	0.03
Adjusted net income (loss) attributable to common stockholders	$ (20)	$ (0.24)	$ 30	$ 0.36	$ 102	$ 1.10	$ 21	$0.22	$ (65)	$ (0.67)	$ 43	$ 0.42	$ 169	$ 1.65	$ 150	$ 1.46	$ 181	$ 1.87

YEAR ENDED DECEMBER 31

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated February 11, 2021.